                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         MICHAEL ANTHONY JEWELERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

May 17, 2002


Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Michael Anthony Jewelers, Inc. to be held at 10:00 A.M. on Monday, June 17, 2002 at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550.

You will be asked at the meeting to approve the election of three directors constituting Class 3 of the board of directors, ratify the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the fiscal year ending February 1, 2003 and to act on one stockholder proposal to be presented.

Management will report on Michael Anthony's affairs and a discussion period will be held for questions and comments.

The board of directors appreciates and encourages stockholder participation in Michael Anthony's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,



Michael W. Paolercio
Co-Chairman of the Board and
Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -------------------


                                                          Mount Vernon, New York
                                                                    May 17, 2002


          The annual meeting of the stockholders of Michael Anthony Jewelers, Inc. will be held at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York on Monday, June 17, 2002, at 10:00 A.M. for the following purposes:

          1. To elect three (3) directors to Class 3 of the board of directors to serve until 2005 or until their successors are duly elected and take office.

          2. Ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the fiscal year ended February 1, 2003.

          3. To act on one stockholder proposal to be presented relating to the sale of the Company.

          4. To transact any other business which may properly come before the meeting.

          Stockholders of record at the close of business on May 1, 2002, will be entitled to notice of and to vote at the meeting.

          Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.




                                        Michael Wager
                                        Secretary



                             YOUR VOTE IS IMPORTANT

           YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY
        SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Michael Anthony Jewelers, Inc. for use at the annual meeting of stockholders to be held on Monday, June 17, 2002, at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York at 10:00 a.m., local time, and at any adjournment or postponement of the meeting. This statement and the accompanying proxy, together with our annual report to stockholders for the fiscal year ended February 2, 2002, are being mailed to stockholders on or about May 17, 2002. Proxies will be solicited primarily by mail, but additional solicitation may be made by our employees. All solicitation expenses, including the costs of preparing, assembling and mailing the proxy materials, will be paid for by Michael Anthony.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, ratify the appointment of BDO Seidman, LLP as independent certified public accountants, and a stockholder proposal. In addition, management will report on our performance during fiscal 2002 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, May 1, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding on May 1, 2002, will constitute a quorum, permitting the company to conduct its business at the meeting. As of the record date, 8,368,930 shares of common stock were issued of which 2,130,700 were treasury stock. Therefore, as of the record date, 6,238,230 shares are outstanding for quorum purposes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to American Stock Transfer, our transfer agent and registrar, it will be voted as you instruct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or you may vote in person.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Michael Anthony either a notice of revocation or a duly executed proxy bearing a later date. If you vote in person at the meeting, your proxy will be revoked. However, attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. In summary, the board recommends a vote:

     -    FOR election of the nominated slate of directors (see pages 5-9);

     - FOR ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants (see page 11).

     - AGAINST approval of the stockholder proposal related to the sale of the Company (see pages 11-13); and

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors, or if no recommendation is given, using their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     - Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     - Other Items. For each other item, including the stockholder proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the annual meeting, three directors for Class 3 of the board of directors are to be elected for three-year terms expiring in 2005 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. All of the nominees are currently serving as directors of Michael Anthony. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

         In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the board of directors for the remainder of the full term. The directors will be elected by a plurality of the votes cast at the meeting.

         Directors who are not salaried officers of Michael Anthony receive (a) $2,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) in person or $1,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) by telephone conference, up to an aggregate of

$15,000 per fiscal year, (b) a stock option awarded under Michael Anthony's Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on the date of their election to the Board, (c) a stock option awarded under Michael Anthony's Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on each anniversary date of their election to the board, and (d) an annual award of shares of Michael Anthony's common stock worth $5,000 on the date of Michael Anthony's annual meeting of stockholders. The non-employee director stock option awards are not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director for so long as a non-employee director remains on the board. In 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan for Non-Employee Directors. The plan provides for payment of the sum of the Non-Employee Director's regular compensation at the rate in effect at the time of the change of control. The payment is triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board, and the services of the Director are terminated within 12 months of the change of control.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

         The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

NOMINEES FOR DIRECTORS

                                     CLASS 3
                              TERM EXPIRES IN 2005


                                        HAS SERVED AS                     PRINCIPAL OCCUPATION
NAME                        AGE         DIRECTOR SINCE                 DURING THE PAST FIVE YEARS
----                        ---         --------------                 --------------------------
Anthony Paolercio, Jr.       49             1977          Mr. Paolercio has been Co-Chairman of the Board since
                                                          1986.  He has been Chief Operating Officer of Michael
                                                          Anthony since 1997.  He served as President from October
                                                          1997 to March 2002 and Executive Vice President from
                                                          1986 to 1997. Mr. Paolercio was Chief Operating Officer
                                                          of Michael Anthony (or its predecessor) from 1977 to
                                                          1993. Anthony Paolercio is Michael W. Paolercio's
                                                          brother and Michael A. Paolercio's cousin.

Nathan R. Light              67             1998          Since May 1999, Mr. Light has been Chairman and Chief
(1)                                                       Executive Officer of National Electronics Warranty
                                                          Company. From October 1998 to May 1999, he was President
                                                          of National Electronics Warranty Company, Jewelry
                                                          Division. From 1996 to 1998, he was the founder and
                                                          Chairman of  LDC Group, Inc. the operator of the Only
                                                          Diamonds retail chain. From 1977 to 1995, Mr. Light was
                                                          Chairman and Chief Executive Officer of Sterling, Inc.,
                                                          one of the nation's largest jewelry retailers. Mr. Light
                                                          is Michelle Light's father and Michael W. Paolercio's
                                                          father-in- law.

Barry Scheckner          52                 1999          Mr. Scheckner has been an independent consultant to
(2)(3)                                                    retailers and manufacturers since June 1999.  From
                                                          December 1988 to May 1999 he was Senior Vice President
                                                          and Chief Financial Officer of Finlay Fine Jewelry.

CONTINUING DIRECTORS


                                     CLASS 2
                              TERM EXPIRES IN 2004


                                        HAS SERVED AS                  PRINCIPAL OCCUPATION
NAME                        AGE         DIRECTOR SINCE              DURING THE PAST FIVE YEARS
----                        ---         --------------              --------------------------
Michael W. Paolercio (1)      51           1977          Mr. Paolercio has been Co-Chairman of the Board of
                                                         Michael Anthony since 1986. He has been Chief Executive
                                                         Officer of Michael Anthony (or its predecessor) since
                                                         1977.   He has also been President of Michael Anthony
                                                         from 1977 to 1993.  Michael W. Paolercio is Anthony
                                                         Paolercio's brother, Michael A. Paolercio's cousin and is
                                                         married to Michelle Light, an executive officer of
                                                         Michael Anthony.  Mr. Paolercio is also Nathan Light's
                                                         son-in- law.

Allan Corn                    58           1989          Since 1990, Mr. Corn has been Senior Vice President of
                                                         Michael Anthony and, since 1988, he has been Chief
                                                         Financial Officer of Michael Anthony. From 1987 to 1988,
                                                         Mr. Corn was Vice President and Controller of Michael
                                                         Anthony.

David S. Harris (2)(3)        42           1995          Mr. Harris is an Officer of Grant Capital, Inc., a
                                                         private investment company.  Prior to December 2001 he
                                                         was a Managing Director at ABN AMRO Securities, Inc., ING
                                                         Barings LLC and its predecessor firm, Furman Selz LLC,
                                                         since 1990.  ING Barings had been engaged by Michael
                                                         Anthony to provide financial advisory services during the
                                                         2001 fiscal year.

                                     CLASS 1
                           FOR A TERM EXPIRING IN 2003


                                        HAS SERVED AS                 PRINCIPAL OCCUPATION
NAME                        AGE         DIRECTOR SINCE              DURING THE PAST FIVE YEARS
----                        ---         --------------              --------------------------
Michael A. Paolercio      55              1986           Since February 1993, Mr. Paolercio has been Senior Vice
                                                         President and Treasurer of Michael Anthony. From 1991 to
                                                         1993, he was a financial consultant to Michael Anthony.
                                                         Prior to joining Michael Anthony, Mr. Paolercio was
                                                         First Senior Vice President of National Community Bank
                                                         of New Jersey from 1990 to 1991 and was Senior Vice
                                                         President of First Fidelity Bank, N.A., New Jersey from
                                                         1987 to 1990. Mr. Paolercio is Michael and Anthony
                                                         Paolercio's cousin.

Michael Wager             50              1988           Mr. Wager has been Chairman and Chief Executive Officer
(1)(3)                                                   of JRM Group LLC, an investor in, and operator of, quick
                                                         service restaurant (QSR) concepts since December 2001. From
                                                         March 2000 to December 2001, he held several executive
                                                         positions at Navidec, Inc. (NMS:NVDC), most recently serving as President and Chief Operating Officer. From 1989 through
                                                         2000, Mr. Wager was a partner of Benesch, Friedlander,
                                                         Coplan & Aronoff LLP, special counsel to the Company.
                                                         Through April 2001 he was affiliated with the Firm. He has been Secretary of Michael Anthony since November 1998.

Claudia Hollingsworth     41              2001           Ms. Hollingsworth has been President of Michael Anthony
                                                         since March 4, 2002.  From November 2001 to January
                                                         2002, she was Chief Customer Officer of M.Z. Berger &
                                                         Co., Inc. From 1989 to November 2001, she held several
                                                         senior management positions at OroAmerica.  Ms.
                                                         Hollingsworth has been a director of Michael Anthony
                                                         since November 2001.

--------------------
(1)  Member of Nominating Committee
(2)  Member of Audit Committee
(3)  Member of Compensation Committee

         The following persons serve as executive officers of Michael Anthony in addition to certain of the persons set forth above:

* Michelle Light, age 43, has been Executive Vice President since October, 1997, and previously served as (a) Senior Vice President of Sales and Marketing from March 1993 until October 1997 and (b) Senior Vice President of Merchandising from 1991 until March 1993. Prior to joining Michael Anthony, Ms. Light was employed by Jan Bell Marketing, Inc. from 1984 until 1991 and served as Jan Bell's Senior Vice President of Merchandising from 1988 until 1991. Ms. Light is married to Michael W. Paolercio and is the daughter of Nathan Light.

* Mark C. Hanna, age 54, has been Senior Vice President of Sales and Marketing since October 1997. Prior to joining Michael Anthony, Mr. Hanna served as President of Dalow Industries from 1995 until October 1997 and President of Leach & Garner International from 1990 until 1995.

         The board of directors has an audit committee, consisting of Mr. Scheckner, Mr. Harris and, until he retired, Mr. Miller. The committee met four times during the 2002 fiscal year. Each of the directors of the audit committee was independent during the fiscal 2002 year within the meaning of section 121(A) of the American Stock Exchange Listing Standards. The primary functions of the audit committee are to provide assistance to the board of directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, Michael Anthony's internal accounting staff and independent certified public accountants. In addition, the audit committee approves the professional services provided by the independent certified public accountants of Michael Anthony prior to the performance of such services and considers the range of audit fees. The Company adopted a written charter which was included in the 2000 Proxy Statement.

         The board of directors also has a compensation committee consisting of Mr. Wager, Mr. Scheckner, Mr. Harris and, until he retired, Mr. Miller. The committee met four times during the 2002 fiscal year. The primary functions of the compensation committee are to provide assistance to the board of directors in assessing and approving the compensation of Michael Anthony's officers. The compensation committee also administers Michael Anthony's 1993 Long Term Incentive Plan.

         The board of directors has a nominating committee, consisting of Michael W. Paolercio, Nathan R. Light and Michael Wager, which met once during the 2002 fiscal year. The primary functions of the nominating committee are to make nominations to fill vacancies on the board or a committee of the board. The nominating committee will consider nominees recommended by stockholders, if the nominations are submitted in writing on a timely basis and the nominee has agreed in writing to serve, if elected.

         During the 2002 fiscal year, the board of directors had five meetings and each director attended at least 75% of the aggregate number of meetings of the board of directors and standing committees on which he served.

--------------------------------------------------------------------------------

                                   PROPOSAL 2
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

         The Board of Directors recommends to the stockholders the ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the 2003 fiscal year.

--------------------------------------------------------------------------------

                                   PROPOSAL 3
                STOCKHOLDER PROPOSAL AND MICHAEL ANTHONY RESPONSE
--------------------------------------------------------------------------------

         The following proposal was submitted by Timothy J. Stabosz for consideration by Michael Anthony's stockholders. Mr. Stabosz can be reached at 1307 Monroe Street, LaBrie, Indiana 46350. As of January 29, 2002, the date we received this proposal, Timothy J. Stabosz was the beneficial owner of 25,000 shares of common stock (.0040% of the issued and outstanding common stock).

RESOLUTION PROPOSED BY STOCKHOLDER

         WHEREAS, the management of Michael Anthony Jewelers, has thoroughly failed in its duty to achieve any reasonable rate of return on corporate assets and equity since at least fiscal 1994;

         WHEREAS, the company's earnings per share last reached a high-water mark of 63 cents in 1994, and the trend since, for the fiscal years 1996, 1997, 1998, 1999, 2000, and 2001 has been .09, .22, (.34), .30, .39, and (.23), respectively;

         WHEREAS, the average annual earnings per share for the aforementioned fiscal years 1996-2001 is a mere 7 cents, indicating an annualized return on equity for this period of between 1% and 2%....this suggesting that shareholder monies would have been better off in a money market fund, rather than in the hands of Michael Anthony management;

         WHEREAS, the average trading price of the company's common stock for each of the years 1991, 1992, 1993, and 1994 exceeded the average trading price for any of the years 1998,1999, 2000, or 2001, reflecting a pervasive problem with the company's business model, and the chronic underperformance of the company's management;

         WHEREAS, poor decision-making is evidenced by the directors' summary rejection of a bona-fide cash offer in early 1999 to purchase all of Michael Anthony's common shares at a price of $6 per share;

         WHEREAS, since the time of said $6 cash offer, the company's common stock has generally languished in a trading range between $1.50 and $3 per share, indicating the folly of management's rejection of the offer;

         NOW THEREFORE, BE IT RESOLVED that the shareholders of Michael Anthony Jewelers instruct the Board of Directors to arrange for the prompt sale of Michael Anthony Jewelers to the highest bidder.

SHAREHOLDER SUPPORTING STATEMENT

         The resolution speaks for itself. I have been an owner of Michael Anthony shares since early 1995. I am convinced that this management team does not have what it takes to earn remotely acceptable returns on corporate assets. The company's performance has been atrocious, as evidenced in the lead in to my proposal. Furthermore, I have grave concerns that the company is rife with relationships that interfere with proper and effective corporate governance. It is my belief that the $6 per share cash offer made for the company in early 1999 was rejected, without due consideration, because of these relationships. While it is true that, because of the effective control that management has of Michael Anthony, my proposal is unlikely to succeed, I appeal to the sensibilities of all outside investors to appreciate that your interests are not being appropriately represented by the current management and board of directors of Michael Anthony, and that management is more likely to sit up and take notice, if a significant percentage of us strongly affirm that "enough is enough." There is no possible way this management team can justify its performance, so when they tell you to vote against my proposal, without taking the time to actually defend their abysmal record, ignore them.

STATEMENT OF THE COMPANY IN OPPOSITION TO PROPOSAL

         Michael Anthony Jewelers, Inc. is committed to increasing stockholder value. We do not believe it is in the best interests of the shareholders to sell the Company to the highest bidder.

         We have stated in the past that our long-term strategy for growth included selective acquisitions. In 1996 the Company engaged in merger discussions with OroAmerica that were unsuccessful due to the inability of the parties to agree on value, terms and conditions. In 1999, our Board of Directors considered an unsolicited offer from OroAmerica and determined that the offer was inadequate and it was in the best interest of the company and its stockholders to continue to pursue its strategic plan.

         Michael Anthony has and will continue to work to enhance our earnings potential and strengthen our position in the marketplace. The acquisition of certain assets of Town and Country Fine Jewelry Group, the Almond Alliance, the creation and expansion of our off-shore manufacturing capacity, the development of our invisible set diamond jewelry line and continued success of our watch line are some of the highlights of our continuing efforts to increase shareholder value.

         We have added valuable personnel to our Team including Nathan R. Light, Barry Scheckner and Claudia Hollingsworth as Directors of MAJ. Each brings with them experience and success in our industry. We are very pleased that Claudia Hollingsworth, previously with OroAmerica, is our new President.

         As highlighted in the Annual Report, our sales for the year ended February 2, 2002 were approximately 14 % higher than last year's comparable period. This was accomplished despite a difficult economic and retail environment.

         Michael Anthony's success to date, and our optimism for the future, are keyed to our fully integrated production capabilities and marketing expertise. We have made ourselves a marketing driven company that has developed broad, diverse channels of distribution and excellent relationships with customers which enable us to effectively introduce new and expanding lines of jewelry and related products quickly and economically.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS STOCKHOLDER PROPOSAL

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         In general, "beneficial ownership" includes those shares a stockholder has the power to vote or transfer and stock options that are exercisable within 60 days. Information with respect to Dimensional Fund Advisors Inc. and Private Capital Management is generally as of the date of the most recent filing by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, and is based solely on information contained in such filings.

         On May 1, 2002, Michael Anthony had outstanding 8,368,930 shares of common stock, of which 2,130,700 shares are treasury stock. Unless otherwise indicated, these stockholders may be reached at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550. As used in the following table, an asterisk in the Percentage of Outstanding Stock column means less than 1%.


--------------------------------------------------------------------------------------------------------
                                                            OPTIONS                     PERCENTAGE OF
                                                          EXERCISABLE       TOTAL        OUTSTANDING
             BENEFICIAL OWNER                 SHARES       WITHIN 60     BENEFICIAL         STOCK
                                               OWNED         DAYS         OWNERSHIP
--------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors Inc.                481,900         0           481,900           7.73%
1299 Ocean Avenue 11th Floor
Santa Monica, California 90401
--------------------------------------------------------------------------------------------------------
Private Capital Management                    389,700         0           389,700           6.25%
3003 Tamiami Trail North
Naples, Florida 33940
--------------------------------------------------------------------------------------------------------
Michael W. Paolercio                        1,025,000       60,300      1,350,300(1)       21.44%
--------------------------------------------------------------------------------------------------------
Anthony Paolercio, Jr.                        939,900       60,300      1,458,200(2)       23.15%
--------------------------------------------------------------------------------------------------------
Claudia Hollingsworth                          50,000         0            50,000             *
--------------------------------------------------------------------------------------------------------
Michelle Light                                   0          40,200         50,200(3)          *
--------------------------------------------------------------------------------------------------------
Allan Corn                                      6,000       34,260         40,260             *
--------------------------------------------------------------------------------------------------------
Michael A. Paolercio                            3,000       21,520         24,530             *
--------------------------------------------------------------------------------------------------------
Mark C. Hanna                                    0          60,000         60,000
--------------------------------------------------------------------------------------------------------
Michael Wager
18230 Shelburne Road                           11,149       15,001         26,150             *
Shaker Heights, Ohio  44118
--------------------------------------------------------------------------------------------------------
David S. Harris
600 Fifth Avenue Suite 1800                    10,149       15,001         25,150             *
New York, New York 10020
--------------------------------------------------------------------------------------------------------
Nathan R. Light                                                                               *
1360 Northwyck Court                            8,043       10,001         18,044
McLean, Virginia 22102
--------------------------------------------------------------------------------------------------------
Barry S. Scheckner
40 East 19th Street                             4,188       10,001         14,189             *
New York, New York 10003
--------------------------------------------------------------------------------------------------------
Donald Miller                                    0          25,000         25,000(4)
Shadow Mountain #171
73-850 Fairway Drive, Box 10
Palm Desert, CA 92260
--------------------------------------------------------------------------------------------------------
All officers and directors as a group       2,057,429      326,584      3,117,013          47.48%
(11 persons)(4)
--------------------------------------------------------------------------------------------------------

--------------------------
(1) Includes 265,000 shares held by trusts for the benefit of Mr. Michael W. Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership.

(2) Includes 458,000 shares held by trusts for the benefit of Mr. Anthony Paolercio Jr.'s children, of which Mr. Paolercio disclaims beneficial ownership.

(3) Includes 10,000 shares held by trusts for the benefit of Ms. Light's children, of which Ms. Light disclaims beneficial ownership.

(4) Mr. Miller resigned as a Director on September 25, 2001. Pursuant to an agreement, all stock options immediately vested and are exercisable through September 30, 2002. The Company purchased 10,149 shares of Michael Anthony Jewelers, Inc. from Mr. Miller on December 27, 2001 at the closing price of $2.40 per share in connection with his retirement. Mr. Miller is not included in the total since he resigned on September 25, 2001.

STOCK OPTIONS AND WARRANTS

         The 1993 Long Term Incentive Plan was adopted to encourage ownership of Michael Anthony's common stock by officers and other key employees, to encourage their continued employment with Michael Anthony and to provide the participants with additional incentives to promote the success of Michael Anthony. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The compensation committee of the board of directors administers the Long Term Incentive Plan and recommends to the board which officers and employees should receive grants or awards thereunder.

         Michael Anthony has reserved 2,000,000 shares of common stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of February 2, 2002, seven executive officers and approximately 40 other key employees were eligible to participate in the Long Term Incentive Plan and stock options for an aggregate of 667,020 shares were outstanding.

         The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of Michael Anthony to acquire or increase their ownership of Michael Anthony's common stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of Michael Anthony. Michael Anthony has reserved 250,000 shares of common stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of Michael Anthony under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of common stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the board, not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director. As of February 2, 2002, stock options to purchase an aggregate of 110,000 shares were outstanding under the Directors' Plan. The non-employee directors currently eligible to receive stock options under such plan are Michael Wager, David Harris, Nathan Light and Barry Scheckner.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table provides summary information relating to compensation earned by Michael Anthony's chief executive officer and each of the other four most highly compensated executive officers of Michael Anthony. As used in this table, "FY 2002" is the period from January 28, 2001 through February 2, 2002, "FY 2001" is the period from January 30, 2000 to January 27, 2001, and "FY 2000" is the period from January 31, 1999 to January 29, 2000.


                                     ------------------------------------------------------------
                                               ANNUAL COMPENSATION(1)               LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
-------------------------------------------------------------------------------------------------------------------
    NAME AND PRINCIPAL POSITION         PERIODS        SALARY         BONUS          OPTIONS/         ALL OTHER
                                                         ($)           ($)             SARS          COMPENSATION
                                                                                        (#)                $
-------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio . . . . . . .      FY 2002       $297,804          $0          45,000(2)             __
Co-Chairman of the Board                FY 2001       $315,790          $0              __                __
and Chief Executive Officer             FY 2000       $297,000       $60,000        45,000(3)             __
-------------------------------------------------------------------------------------------------------------------
Anthony Paolercio, Jr . . . . .  .      FY 2002       $297,804          $0          45,000(4)             __
Co-Chairman of the Board                FY 2001       $315,790          $0              __                __
and President                           FY 2000       $297,000       $60,000        45,000(5)             __
-------------------------------------------------------------------------------------------------------------------
Michelle Light . . . . . . . . . .      FY 2002       $233,064          $0          30,000(6)             __
Executive Vice President                FY 2001       $247,140          $0              __                __
                                        FY 2000       $232,615       $50,000            __                __
-------------------------------------------------------------------------------------------------------------------
Mark C. Hanna. . . . . . . . . . .      FY 2002       $233,064          $0          40,000(7)             __
Senior Vice President,                  FY 2001       $247,140          $0              __              8,000(8)
Sales and Marketing                     FY 2000       $237,115       $50,000            __            123,228(9)
-------------------------------------------------------------------------------------------------------------------
Allan Corn . . . . . . . . . . . .      FY 2002       $167,416          $0          39,000(10)            __
Chief Financial Officer                 FY 2001       $173,518          $0              __                __
                                        FY 2000       $167,506       $40,000            __                __
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) As permitted by the rules issued by the SEC, excludes certain perquisites since there are none in an amount exceeding the lesser of either $50,000 or 10% of the total of annual salary and bonus.

(2) Mr. Michael W. Paolercio received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on June 22, 2001 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $2.11 per share.

(3) Mr. Michael W. Paolercio received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on April 9, 1999 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $3.625 per share.

(4) Mr. Anthony Paolercio, Jr. received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on June 22, 2001 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $2.11 per share.

(5) Mr. Anthony Paolercio, Jr. received an option under the Long-Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that commenced on April 9, 1999 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $3.625 per share.

(6) Ms. Light received an option under the Long-Term Incentive Plan to purchase 30,000 shares which vest annually over a three-year period that commenced on June 22, 2001 in installments of 10,200 shares, 9,900 shares and 9,900 shares at an exercise price of $2.11 per share.

(7) Mr. Hanna received an option under the Long-Term Incentive Plan to purchase 40,000 shares which vest annually over a three-year period that commenced on December 6, 2001 in installments of 13,600 shares, 13,200 shares and 13,200 shares at an exercise price of $2.30 per share.

(8) Mr. Hanna received a personal loan from the Company in the form of a personal note in the amount of $8,000. (See Certain Relationships and Related Transactions, page 24.)

(9) Mr. Hanna received a personal loan from the Company in the form of a personal note in the amount of $123,228. (See Certain Relationships and Related Transactions, page 24.)

(10) Mr. Corn received an option under the Long-Term Incentive Plan to purchase 39,000 shares which vest annually over a three-year period that commenced on June 22, 2001 in installments of 13,260 shares, 12,870 shares and 12,870 shares at an exercise price of $2.11 per share.
--------------------------------------------------------------------------------

EMPLOYMENT AND SEVERANCE AGREEMENTS

         In early 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan. The Plan provides for severance payments to Michael W. Paolercio, Anthony Paolercio, Claudia Hollingsworth, Michelle Light, Mark Hanna, Allan Corn, Michael A. Paolercio and other key employees. The severance payments to the executive officers will be an amount equal to their most recent base salary and bonus. Other employees are entitled to severance payments equal to their most recent base salary and bonus. The plan also provides for continuation of medical and dental benefits for a period of one year and automatic vesting of stock options if permissible under the stock option plan. The severance benefits are triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board and either (a) the employee is terminated, actually or constructively, including any substantial change in duties or scope of authority but not to include "for cause" termination or (b) the employee resigns for "good reason", including reduction in salary or benefits, change in title or scope of authority or relocation beyond a 25 mile radius of Michael Anthony's Mount Vernon, New York headquarters. The Plan covers a termination of employment or resignation for "good reason" that occurs within 12 months after the change of control. Individual agreements have been entered into by each of these executive officers and other key employees.

         Since March 4, 2002 Ms. Hollingsworth has served as President pursuant to a three year employment agreement. Under the terms of the agreement, Ms. Hollingsworth receives an initial annual salary of $275,000. She received 50,000 shares of Michael Anthony stock as a signing bonus and 300,000 options under the MAJ Long Term Incentive Plan, which vest over a three year period commencing on the first anniversary of the grant. She is eligible to earn a bonus each year based upon meeting specific performance criteria.

         Under Michael Anthony's severance policy, if an executive officer's employment is terminated without cause, the officer is entitled to one month's base compensation, without bonus, for each year of service, up to a maximum of six months.

STOCK OPTION AND SAR GRANTS

         The following table sets forth the information noted for all grants of stock options to each of the executive officers named in the Summary Compensation Table during the 2002 fiscal year. There were no grants of stock appreciation rights during the 2002 fiscal year.

                        OPTION GRANTS IN 2002 FISCAL YEAR


                         -----------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL
                                                                                               REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL
                                                INDIVIDUAL GRANTS                                 RATES OF STOCK
                                                                                                PRICE APPRECIATION
                                                                                                 FOR OPTION TERM

------------------------------------------------------------------------------------------------------------------------
                                              % OF TOTAL         EXERCISE
                              OPTIONS       OPTIONS GRANTED       PRICE       EXPIRATION
           NAME              GRANTED #       TO EMPLOYEES         ($/SH)         DATE           5% ($)          10%($)
------------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio           45,000           12.97%            $2.11         6/22/06        $26,233         $57,968
------------------------------------------------------------------------------------------------------------------------
Anthony Paolercio              45,000           12.97%            $2.11         6/22/06        $26,233         $57,968
------------------------------------------------------------------------------------------------------------------------
Michelle Light                 30,000            8.65%            $2.11         6/22/06        $17,489         $38,645
------------------------------------------------------------------------------------------------------------------------
Mark Hanna                     40,000           11.53%            $2.30         12/6/06        $25,418         $56,197
------------------------------------------------------------------------------------------------------------------------
Allan Corn                     39,000           11.24%            $2.11         6/22/06        $22,735         $50,239
------------------------------------------------------------------------------------------------------------------------


                             STOCK OPTION EXERCISES

         The following table sets forth the information noted for all exercises of stock options by each of the executive officers named in the Summary Compensation Table during the 2002 fiscal year. There were no exercises of stock appreciation rights during the 2002 fiscal year.

                 AGGREGATED OPTION EXERCISES IN 2002 FISCAL YEAR
                  AND OPTION VALUES AT END OF 2002 FISCAL YEAR


---------------------------------------------------------------------------------------------------------------------
                                                          Number of Securities                Value of Unexercised
                                                         Underlying Unexercised         In-the- Money Options at
                                                      Options at February 2, 2002          February 2, 2002(1)
---------------------------------------------------------------------------------------------------------------------
           Name               Shares        Value      Exercisable    Unexercisable    Exercisable    Unexercisable
                             Acquired     Realized
                            on Exercise
---------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio            -0-        $ -0-        30,150          59,850           $ -0-          $119,250
---------------------------------------------------------------------------------------------------------------------
Anthony Paolercio               -0-        $ -0-        30,150          59,850           $ -0-          $119,250
---------------------------------------------------------------------------------------------------------------------
Michelle Light                  -0-        $ -0-        30,000          30,000           $ -0-          $ 79,500
---------------------------------------------------------------------------------------------------------------------
Mark C. Hanna                   -0-        $ -0-        60,000          40,000         $159,000         $106,000
---------------------------------------------------------------------------------------------------------------------
Allan Corn                      -0-        $ -0-        14,070          45,930           $ -0-          $103,350
---------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of common stock on February 2, 2002, which was $ 2.65 per share.

--------------------------------------------------------------------------------

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael Wager, a director of Michael Anthony, is Chairman and Chief Executive Officer of JRM Group LLC, and was a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP through 2000 and retained an affiliation through April 2001, which provided Michael Anthony with legal services during the 2002 fiscal year.


         Unless specifically incorporated by reference, the following sections "Report of the Compensation Committee", "Report of the Audit Committee" and "Michael Anthony's Performance" will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. In addition, these sections will not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE


         The compensation committee of the board of directors of Michael Anthony establishes the general compensation policies of Michael Anthony, establishes the compensation levels for executive officers and administers Michael Anthony's Long Term Incentive Plan. The compensation committee is composed of three independent directors.


EXECUTIVE OFFICER COMPENSATION

         Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under Michael Anthony's Long Term Incentive Plan. Salaries are determined annually, based on factors that include:


-   job responsibilities                               -   individual performance, ability, and
                                                            experience

-   salaries at comparably-sized companies             -   specific considerations that may have
                                                            particular importance to Michael Anthony
                                                            at the time


         Annual cash bonuses are determined based on factors that include Michael Anthony's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the committee is intended to reflect and promote Michael Anthony's values and reward the individual officers for outstanding contributions to Michael Anthony's performance.

         Long term incentive awards under Michael Anthony's Long Term Incentive Plan are an important component of Michael Anthony's compensation philosophy. The committee believes that it is essential for Michael Anthony's executive officers to own significant amounts of common stock in order to align the long-term interests of such executives with those of Michael Anthony's stockholders and to encourage such officers to increase stockholder value. There were awards under the Long Term Incentive Plan for this year. These awards and prior awards to each of the executive officers are reflected in the charts on pages 17 and 19 of this proxy statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected (but not required) to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in Michael Anthony. The committee believes that the ownership of common stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize Michael Anthony's overall performance. These awards also aid in retaining executive officers and will assist in Michael Anthony attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The compensation committee determined the chief executive officer's compensation for the 2002 fiscal year based upon a number of facts and criteria, including consideration of Michael Anthony's overall performance and his individual performance targets. The chief executive officer's salary was determined based on a review by the committee of the chief executive officer's performance. During fiscal 2002, the chief executive officer took a voluntary salary decrease of 5% for the nine-month period ended January 2002.

DEDUCTIBILITY

It is the present intention of Michael Anthony to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

No cash bonuses were awarded to executive officers for the 2002 fiscal year. In the committee's opinion, Michael Anthony's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

Compensation Committee

Michael Wager, Chairman
David S. Harris
Barry S. Scheckner

                            REPORT OF AUDIT COMMITTEE
                            -------------------------

The Audit Committee is comprised of three independent directors who are financially literate.

The Audit Committee has reviewed and discussed the audited financial statements with Management and its independent certified public accountants.

The Audit Committee has discussed with the independent certified public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

The Audit Committee has received the written disclosures and the letter from the independent certified public accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent certified public accountant the independent certified public accountant's independence.

Based upon the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

Barry Scheckner, Chairman
David Harris

                       MICHAEL ANTHONY'S STOCK PERFORMANCE

         The following graph compares the cumulative total stockholder return on Michael Anthony's common stock, the AMEX market index, and the peer group indexes over a five-year period commencing July 1, 1996. The peer group index consists of DG Jewellery of Canada, Lazare Kaplan International and LJ International Inc., all of which manufacture and distribute precious metal jewelry. Michael Anthony believes the peer group index is comparable with Michael Anthony, since the companies included in the peer group index are jewelry manufacturers and distributors, both wholesale and retail, like Michael Anthony. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the peer group index are weighted for market capitalization.

[PERFORMANCE GRAPH ATTACHED; TO BE INSERTED]

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG MICHAEL ANTHONY JEWELERS, INC.,
                     AMEX MARKET INDEX AND PEER GROUP INDEX


                                    [GRAPH]


                     ASSUMES $100 INVESTED ON FEB. 01, 1997
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING FEB. 02, 2002

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Michael Anthony's officers and directors, and persons who own more than 10% of Michael Anthony's common stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock of Michael Anthony with the Commission and the AMEX. Officers, directors and greater than ten-percent stockholders are required by law to furnish Michael Anthony with copies of all such forms they file.

         To our knowledge, based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during the 2002 fiscal year, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 22, 1999, Michael Anthony made a personal loan in the amount of $123,228 to Mark Hanna, Senior Vice President, Sales & Marketing. Principal and interest on such loan was due and payable on December 31, 2000. On December 31, 2000, Michael Anthony extended the term of the note until December 31, 2001 and increased the principal amount to $131,228. On December 31, 2001, Michael Anthony extended the term of the note until December 31, 2002. Interest accrues at the rate of 8% per annum until maturity date of December 31, 2002.

         Michael Wager, a director of Michael Anthony, is Chairman and Chief Executive Officer of JRM Group LLC, and was a partner in the firm of Benesch, Friedlander, Coplan & Aronoff LLP through 2000 and retained an affiliation through April 2001, which provided Michael Anthony with legal services during the 2002 fiscal year.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         On September 21, 1999, Michael Anthony filed a Form 8-K to report a change in certifying accountants with the firm of Deloitte & Touche, LLP being replaced by BDO Seidman, LLP effective September 15, 1999.

         Our Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants for the fiscal year ended February 1, 2003 and to render other professional services as required.

         The appointment of BDO Seidman, LLP is being submitted to stockholders for ratification.

         A representative of BDO Seidman, LLP will be available at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

     AUDIT FEES

         The total audit fees billed by BDO Seidman, LLP for their audit of our annual financial statements for the fiscal year ended February 2, 2002 and for their reviews of our Quarterly Reports on Form 10-Q were $99,000.

     ALL OTHER FEES

         The total aggregate fees billed for professional services rendered by BDO Seidman, LLP for services not included under the heading "Audit Fees" for fiscal year ended February 2, 2002 were $18,000. There were no other fees billed for professional services rendered for the fiscal year ended February 2, 2002.

         In the event that the ratification of the appointment of BDO Seidman, LLP as our independent certified public accountants is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

                             STOCKHOLDERS PROPOSALS

         All stockholder proposals which are intended to be presented at the 2003 annual meeting of stockholders of Michael Anthony must be received by Michael Anthony no later than February 1, 2003 for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting. If Michael Anthony is not notified of a stockholder proposal before May 1, 2003, then the proxies held by management of Michael Anthony for the 2003 annual meeting of stockholders will provide discretionary authority to vote against such stockholder proposal even though the proposal is not discussed in the proxy statement.

                                 OTHER BUSINESS

         The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

By the Order of the Board of Directors

Michael Wager
Secretary

Dated: May 17, 2002

A COPY OF MICHAEL ANTHONY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC., 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                         MICHAEL ANTHONY JEWELERS, INC.
                          PROXY/VOTING INSTRUCTION CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING ON JUNE 17,2002


     The undersigned hereby appoints Michael W. Paolercio, Anthony Paolercio, Jr. and Michael A. Paolercio, for each of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 1, 2002 at the annual meeting of stockholders to be held at Michael Anthony's headquarters, 115 South MacQuesten Parkway, Mount Vernon, New York, on June 17, 2002, at 10:00 a.m. and at any postponements or adjournments thereof, upon all other subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. IF THIS PROXY IS SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED AS PROPOSAL 1 ON THIS CARD,"FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP. AS MICHAEL ANTHONY'S INDEPENDENT AUDITORS LISTED AS PROPOSAL 2 ON THIS CARD, AND "AGAINST" THE STOCKHOLDER PROPOSAL RELATED TO THE SALE OF THE COMPANY LISTED AS PROPOSAL 3 ON THIS CARD, AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. If you have made any comments on this card, please mark the Comments box on the reverse side of this card.

                          (CONTINUATION ON OTHER SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         MICHAEL ANTHONY JEWELERS, INC.


                                  June 17, 2002





                 Please Detach and Mail in the Envelope Provided


A.   Please mark your votes as in this example.


                                   FOR all nominees              WITHHOLD
                                   listed at right (except       authority for
                                   as marked to the              all nominees
                                   contrary below)               listed at right
PROPOSAL 1.  Election of                                                            Nominees:   Anthony Paolercio, Jr.
             Directors                                                                          Nathan R. Light
                                                                                                Barry Scheckner
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S                                 I PLAN TO ATTEND THE ANNUAL MEETING
NAME FROM THE LIST AT RIGHT.)
                                                                                  I HAVE NOTED COMMENTS BELOW
PROPOSAL 2.     Ratification of                 FOR      AGAINST      ABSTAIN
                Appointment of
                BDO Seidman, LLP.
                as Michael Anthony's
                independent auditors

PROPOSAL 3.     Stockholder Proposal            FOR      AGAINST      ABSTAIN            Change of Address
                Related to the
                Sale of the Company

                                 PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



_______________________________________  _________________________________________  Dated:_______________________, 2002
               Signature                                 Signature


Note: Please sign this proxy card and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you attend the meeting and decide to vote by ballot, such vote will supersede this proxy.